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                                                                   Exhibit 10.85



                               SECURITY AGREEMENT

         THIS AGREEMENT made as of the 15th day of March, 2001, by I.C. ISAACS & COMPANY L.P., a Delaware limited partnership, having a mailing address at 3840 Bank Street, Baltimore, Maryland 21224, and having a federal employer identification number of 52-1376512 ("DEBTOR"), in favor of AMBRA INC., a Delaware corporation, having an address from which information regarding the security interests may be obtained at c/o Hugo Boss USA Inc., 645 Fifth Avenue, New York, New York 10022, Attn: Chief Financial Officer, and having a federal employer identification number of 13-397-4089 ("SECURED PARTY").

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Debtor and Secured Party agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

         SECTION 1.01. DEFINED TERMS. Unless otherwise expressly stated in this Agreement, capitalized terms used in this Agreement shall have the following meanings:

                  "CONGRESS FINANCIAL" Congress Financial Corporation and its successors and assigns.

                  "EVENT OF DEFAULT" An Event of Default as defined in the Note.

                  "INTERCREDITOR AGREEMENT" The Intercreditor and Subordination Agreement dated as of March 15, 2001 between Secured Party and Congress Financial and all amendments, modifications, supplements and restatements thereof, from time to time.

                  "LIEN" Any security interest, collateral assignment, lien or other arrangement in favor of a creditor of Debtor for security purposes.

                  "NOTE" The $7,200,000 Subordinated Secured Promissory Note dated as of March 15, 2001, made by Debtor payable to the order of Secured Party and all amendments, modifications, supplements, extensions and replacements thereof, from time to time.

                  "OBLIGATIONS" All of Debtor's obligations to Secured Party under the Note and this Agreement.

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                  "SENIOR CREDITOR" Congress Financial and any other lender that may provide financing to Debtor in replacement of Debtor's credit facility from Congress Financial, and any of their respective successors or assigns.

                                   ARTICLE II

                                SECURITY INTEREST

         SECTION 2.01. SECURITY INTEREST. To secure the Obligations, Debtor hereby grants to Secured Party a security interest in all of Debtor's now owned and hereafter acquired property described below (all the property described below being referred to herein as the "COLLATERAL"):

                  (a) amounts owed to Debtor for goods sold or services rendered by Debtor ("ACCOUNTS");

                  (b) chattel paper ("CHATTEL PAPER");

                  (c) equipment ("EQUIPMENT");

                  (d) general intangibles ("GENERAL INTANGIBLES");

                  (e) instruments ("INSTRUMENTS");

                  (f) inventory ("INVENTORY");

                  (g) the products of the foregoing ("PRODUCTS"); and

                  (h) the proceeds of the foregoing ("PROCEEDS").

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Debtor makes the following representations and warranties to Secured Party on the date of this Agreement:

         SECTION 3.01. DEBTOR'S NAME AND ADDRESS. The name of Debtor set forth on the first page and the signature page of this Agreement is Debtor's correct and complete legal name. The address for Debtor in this Agreement is Debtor's mailing address.

         SECTION 3.02. ORGANIZATION, POWER. Debtor is a limited partnership duly organized and validly existing under the laws of the State of Delaware and has the power to execute, deliver and perform this Agreement.

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         SECTION 3.03. AUTHORIZATION. The Obligations, and the execution, delivery and performance of this Agreement and the Note have been duly authorized by all requisite action on the part of Debtor and will not (a) violate any applicable law or Debtor's organizational documents or (b) breach the provisions of any contract binding on Debtor.

         SECTION 3.04. OWNERSHIP OF COLLATERAL. Debtor owns the Collateral and has the right to grant the security interest granted in this Agreement.

                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.01. COLLECTION OF COLLATERAL. Subject and subordinate to the rights of Senior Creditor, and so long as Debtor is indebted to Congress Financial, subject to the terms of the Intercreditor Agreement:

                  (a) Debtor shall be entitled, prior to the occurrence of an Event of Default, and until notified of the revocation of such right by Secured Party after the occurrence of an Event of Default and while such Event of Default is continuing, to collect Accounts, Chattel Paper, General Intangibles and Instruments and to use the Proceeds thereof; and

                  (b) upon and after the occurrence of an Event of Default, and so long as such Event of Default continues, Secured Party may revoke Debtor's right to collect Accounts, Chattel Paper, General Intangibles and Instruments by giving Debtor written notice of such revocation.

         SECTION 4.02. LIENS. Debtor shall not without Secured Party's written consent create any Lien upon any Collateral other than any Lien (a) in favor of Secured Party, or (b) in favor of Senior Creditor, or (c) for taxes which are not yet delinquent, or (d) to secure obligations under worker's compensation, social security or similar laws, or under unemployment insurance in the ordinary course of Debtor's business, or (e) that is a purchase money security interest in Equipment securing the purchase price, or amounts advanced to pay the purchase price, of such Equipment, and costs of the acquisition of such Equipment, or (f) relating to any financing statement listed or referred to on SCHEDULE A to this Agreement.

         SECTION 4.03. COSTS OF COLLECTION. Upon and after the occurrence of an Event of Default, Debtor shall promptly pay to Secured Party upon Secured Party's demand from time to time Secured Party's reasonable costs and expenses (including reasonable attorneys fees and expenses) incurred in enforcing this Agreement, including, but not limited to, any reasonable attorneys fees and expenses incurred by Secured Party in connection with asserting, enforcing or pursuing its claim in any bankruptcy proceeding.

         SECTION 4.04. DELIVERY AND PERFECTION. Debtor shall, promptly upon Secured Party's written request, execute and file financing statements or continuation statements and amendments thereto and collateral assignments of trademarks with the appropriate state and local

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authorities and the U.S. Patent & Trademark Office relating to all or any part of the Collateral where permitted by applicable law and take all such other actions and to execute, deliver and file, or cause to be filed, such other instruments or documents or amendments thereto, and perform such acts as Secured Party may reasonably require in order to create, perfect, establish, preserve and maintain a perfected valid and continuing security interest of Secured Party in the Collateral.

                                    ARTICLE V

                                    REMEDIES

         SECTION 5.01. REMEDIES. Upon the occurrence of any Event of Default and so long as such Event of Default continues, and subject to the rights of Senior Creditor and so long as Debtor is indebted to Congress Financial (including any subsequent Senior Creditor), subject to the terms of the Intercreditor Agreement, Secured Party may exercise any one or more of its rights and remedies under common or statutory law and may do any one or more of the following: (a) collect the Collateral, and (b) exercise any other right or remedy which may be available to a secured party under the Uniform Commercial Code or other applicable law or under this Agreement or the Note, or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

                                   ARTICLE VI

                                  SUBORDINATION

         SECTION 6.01. SUBORDINATION AGREEMENT. Secured Party agrees, for itself and for each subsequent holder of the Note, that the Lien granted to Secured Party in the Collateral pursuant to the terms of this Agreement, and Secured Party's rights and remedies under this Agreement, are and shall be subject and subordinate to any Liens granted by Debtor to Senior Creditor in the Collateral and to Senior Creditor's rights and remedies under any agreements between Debtor and Senior Creditor relating to the Collateral, and so long as Debtor is indebted to Congress Financial (including any subsequent Senior Creditor), subject to the terms of the Intercreditor Agreement.

         SECTION 6.02. REPLACEMENT INTERCREDITOR AGREEMENT. Secured Party agrees, for itself and for each subsequent holder of the Note, that in the event that Congress Financial (or any subsequent Senior Creditor) shall be replaced by another Senior Creditor, then promptly upon Debtor's written request Secured Party shall execute and deliver to such replacement Senior Creditor an intercreditor and subordination agreement in favor of such replacement Senior Creditor, which intercreditor and subordination agreement (referred to herein as a "REPLACEMENT INTERCREDITOR AGREEMENT," which term shall include any amendments to and replacements for the Replacement Intercreditor Agreement) shall be identical to the Intercreditor Agreement in form and substance, and so long as Debtor is indebted to such replacement Senior Creditor, Secured Party's rights under this Agreement shall also be subject to the terms of the Replacement Intercreditor Agreement and, in the event of a conflict between the terms of this Agreement and

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the terms of the Replacement Intercreditor Agreement, the terms of the
Replacement Intercreditor Agreement shall govern.


                                   ARTICLE VII

                               GENERAL PROVISIONS

         SECTION 7.01. NOTICES. Any notice required or permitted by or in connection with this Agreement shall be in writing and shall be made in accordance with the notice provision of the Note.

         SECTION 7.02. AMENDMENTS, WAIVERS AND CONSENTS; SUCCESSORS AND ASSIGNS. Neither this Agreement nor the Note nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated, nor shall any consent be given, unless such amendment, change, waiver, discharge, termination or consent is in writing and signed by Secured Party. This Agreement shall inure to the benefit of and be binding upon Secured Party, and Secured Party's successors and assigns (including any holder of the Note), and shall inure to the benefit of and be binding upon the successors of Debtor. This Agreement may not be assigned by Debtor without prior written consent of Secured Party.

         SECTION 7.03. GOVERNING LAW. The validity, construction, operation and effect of any and all of the terms and provisions of this Agreement shall be determined and enforced in accordance with the laws of the State of New York without giving effect to principles of conflicts of law thereunder. All disputes arising out of or in connection with this Agreement or the interpretation thereof shall be submitted to the United States District Court for the Southern District of New York and the parties hereby submit to the jurisdiction of such court.

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         IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties execute this Agreement as of the date first above written.

                                 I.C. ISAACS & COMPANY L.P., a
                                 Delaware limited partnership

                                 By: I.C. Isaacs & Company, Inc., a
                                     Delaware corporation, its general partner

                                 By: /S/ ROBERT J. ARNOT
                                     -------------------------------------------
                                     Name:  Robert J. Arnot
                                     Title: Chairman and Chief Executive Officer


                                 AMBRA INC., a Delaware corporation

                                 By: /S/GERT. J. FRISCH
                                     -------------------------------------------
                                     Name:  Gert J. Frisch
                                     Title: Vice President



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                                   SCHEDULE A





MARYLAND STATE DEPARTMENT OF ASSESSMENTS AND TAXATION:

 1. Secured Party: StorageTek Financial Services Corporation; financing statement number 91287666;

 2. Secured Party: The CIT Group; financing statement number 100648427;

 3. Secured Party: The CIT Group; financing statement number 101698361;

 4. Secured Party: Congress Financial Corporation; financing statement number 121638237;

 5. Secured Party: Congress Financial Corporation; financing statement number 121717069;

 6. Secured Party: Congress Talcott Corporation; financing statement number 131658551;

 7. Secured Party: IBM Credit Corporation; financing statement number 133438545;

 8. Secured Party: First Bank Richmond SB; financing statement number 142068223;

 9. Secured Party: The CIT Group/Equipment Financing, Inc.; financing statement number 142738010;

10. Secured Party: The CIT Group/Equipment Financing, Inc.; financing statement number 142868475;

11. Secured Party: Center Capital Corporation; financing statement number 143018012;

12. Secured Party: AT&T Capital Corp. Leasing Services; financing statement number 150128096;

13. Secured Party: AT&T Capital Corp. Leasing Services; financing statement number 150128102;

14. Secured Party: Center Capital Corporation; financing statement number 150348190;

15. Secured Party: IBM Credit Corporation; financing statement number 153608374;

16. Secured Party: IBM Credit Corporation; financing statement number 153608375;

17. Secured Party: AT&T Capital Leasing Services, Inc.; financing statement number 160168107;

18. Secured Party: IBM Credit Corporation; financing statement number 161248604;

19. Secured Party: AT&T Capital Leasing Services, Inc.; financing statement number 161308122;

20. Secured Party: IBM Credit Corporation; financing statement number 161768181;

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21. Secured Party: JLA Credit Corporation; financing statement number 162088075;

22. Secured Party: IBM Credit Corporation; financing statement number 163598159;

23. Secured Party: IBM Credit Corporation; financing statement number 172978484;

24. Secured Party: Ambra Inc.; financing statement number 173398851;

DELAWARE SECRETARY OF STATE:

 1. Secured Party: Congress Financial Corporation; financing statement number 9207090;

 2. Secured Party: Congress Financial Corporation; financing statement number 207394;

NEW YORK COUNTY:

 1. Secured Party: Congress Financial Corporation; financing statement number 92PN25578;

 2. Secured Party: Congress Financial Corporation; financing statement number 92PN26780;

 3. Secured Party: Copelco Capital, Inc.; financing statement number 97PN41979;

 4. Secured Party: Ambra Inc.; financing statement number 97PN58440;

 5. Secured Party: MCS Business Solutions; financing statement number 99PN69483;

NEW YORK DEPARTMENT OF STATE:

 1. Secured Party: Congress Financial Corporation; financing statement number 122274;

 2. Secured Party: Congress Financial Corporation; financing statement number 127598;

 3. Secured Party: Copelco Capital, Inc.; financing statement number 170253;

 4. Secured Party: Ambra Inc.; financing statement number 250390;

 5. Secured Party: MCS Business Solutions, Inc.; financing statement number 258091; and

FILINGS IN OTHER JURISDICTIONS:

Such other financing statements as may be filed in jurisdictions and offices other than the Maryland State Department of Assessments and Taxation, Delaware Secretary of State, New York County and New York Department of State relating to the same liens as the financing statements listed above.

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